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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                         -------------------------------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 1999


                               BJ SERVICES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                    001-10570                 63-0084140
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)



                          5500 NORTHWEST CENTRAL DRIVE
                              HOUSTON, TEXAS 77092
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 462-4239



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ITEM 5.  OTHER EVENTS

         On October 25, 1999, BJ Services Company issued a press release announcing the signing of a $144 million private financing arrangement structured around the expected exercise of BJ Services' outstanding warrants at the time of their expiration in April 2000. The press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press Release, dated October 25, 1999.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         BJ SERVICES COMPANY




                         By:   /S/  MARGARET BARRETT SHANNON
                             --------------------------------------------------
                               Margaret Barrett Shannon
                               Vice President -- General Counsel and Secretary


Date:  October 29, 1999